                                                                    EXHIBIT 10.7
                                                                  EXECUTION COPY

                  FIRST AMENDMENT TO COLLATERAL TRUST AGREEMENT

         This First Amendment dated as of October 31, 2002 (this "Amendment") to the Collateral Trust Agreement dated as of July 31, 2002 (as amended and modified from time to time, the "Collateral Trust Agreement"), is among The Williams Companies, Inc., a Delaware corporation (the "Company"), and each of its Subsidiaries which is or which subsequently becomes a party thereto (together, with the Company, the "Debtors"), in favor of Citibank, N.A., as collateral trustee ("Collateral Trustee") for the benefit of the holders of the Secured Obligations. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Collateral Trust Agreement.

                                   WITNESSETH:

         WHEREAS, the parties hereto have agreed to amend certain provisions of the Collateral Trust Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Collateral Trust Agreement is hereby amended as follows:

1.       Amendments

         (a) Pursuant to the terms of those two certain Consent and Waivers each dated as of September 20, 2002, by and among the Company and the other signatories thereto, the Collateral Trust Agreement was amended to (i) remove Williams Field Services - Gulf Coast Company, L.P. as a Debtor and (ii) add Williams Gulf Coast Gathering Company, LLC as Debtor. Pursuant to this Amendment, the following additional parties are added as Debtors: WFS - Pipeline Company; WFS Gathering Company, L.L.C.; Williams Field Services - Matagorda Offshore Company, LLC; Williams Gas Processing - Mid Continent Region Company; WFS-OCS Gathering Co.; HI-BOL Pipeline Company; Goebel Gathering Company, L.L.C.; Williams Petroleum Services, LLC; Longhorn Enterprises of Texas, Inc.; and Williams GP LLC.

         (b) The introductory paragraph of the Collateral Trust Agreement is hereby amended and restated in its entirety and replaced with the following:

                  "COLLATERAL TRUST AGREEMENT, dated as of July 31, 2002 (this "Agreement"), among THE WILLIAMS COMPANIES, INC., a Delaware corporation (the "Company"), the subsidiaries of the Company which are or which subsequently become parties hereto (the "Subsidiaries" and collectively with the Company, the "Debtors"), and CITIBANK, N.A., as Collateral Trustee (the "Collateral Trustee"):"

         (c) The definition of Release Notice set forth in Section 1.1 of the Collateral Trust Agreement is hereby amended and restated in its entirety and replaced with the following:

                  "Release Notice: shall mean a written notice, signed by a Responsible Officer of the Company and the Debtors with interests in the Collateral to be released, that requests the release of Liens held in favor of the Collateral Trustee in such Collateral and that (a) certifies to the Collateral Trustee that the release of such Collateral is permitted under the applicable terms of the Principal Bank Facility and the Principal L/C Facility (collectively, the "Facilities") and has either been consented to by the Required Decision Group or is expressly permitted under the applicable terms of the Facilities without the need of any such consent, (b) sets forth the estimated proceeds from the disposition of such Collateral and the intended application thereof and confirms that such application is in accordance with the applicable requirements of the Facilities, and (c) covenants to the Collateral Trustee that the proceeds of such Collateral shall be applied as described therein."

         (d) The following Section 1.2 is hereby added to the Collateral Trust
         Agreement:

                  "1.2 Incorporated Definitions and Provisions. All defined terms that are incorporated into this Agreement by reference to other agreements shall incorporate into this Agreement the provisions of such other agreements that exist as of the date hereof; however, such provisions shall be automatically modified herein by any amendment or modification that takes place after the date hereof in such other referenced agreement(s); subject to the following limitations: (a) no such amendment or modification shall be effective with respect to this Agreement until Collateral Trustee shall have received a copy of such amendment or modification and (b) no provision of any such amendment or modification that imposes any additional liability, obligation or adverse effect on the Collateral Trustee shall be effective with respect to this Agreement unless the Collateral Trustee has executed a written consent to such provision or to the amendment or modification in which such provision is set forth.

         (e) Section 2.5 of the Collateral Trust Agreement is hereby amended and restated in its entirety and replaced with the following:

                  "2.5 Releases of Collateral.

                           (a) In connection with any proposed sale, assignment,
                  transfer, or other disposition of Collateral, the Company and the Debtors with an interest in such Collateral may deliver a Release Notice to the Collateral Trustee which the

                  Collateral Trustee shall promptly distribute to the holders of Secured Obligations under the Principal Bank Facility and the Principal L/C Facility. Each of the holders of Secured Obligations under either of the Facilities shall have 15 days after the receipt of such Release Notice to notify the Collateral Trustee if such holder believes that the release of such Collateral is improper because (i) the release of such Collateral is not permitted under the applicable terms of the Facilities or has not been consented to by the Required Decision Group or (ii) the intended application of the proceeds from the disposition of such Collateral is not in accordance with the applicable requirements of the Facilities (any such certificate being referred to herein as an "Objection Certificate"). If an Objection Certificate is not delivered during such 15 day period, then the Collateral Trustee shall be authorized to and agrees to release the Liens of the Collateral Trustee in the Collateral described in the Release Notice upon the contemporaneous receipt by Collateral Trustee of the amount of the proceeds, if any, of such permitted disposition that are required to be delivered to the Collateral Trustee pursuant to the terms of the Facilities or any of the Security Documents and as set out in the Release Notice. If during the 15 day period referenced above the Collateral Trustee receives an Objection Certificate, then the Liens will not be released at the end of such period and the Collateral Trustee will not take any actions requested under the Release Notice until (x) such Objection Certificate shall be withdrawn in writing by the holder of Secured Obligations which shall have delivered the same to the Collateral Trustee or (y) until the Collateral Trustee shall have received a final order of a court of competent jurisdiction directing it to release the Liens of the Collateral Trustee in such Collateral. In connection with any release pursuant to this
                  Section 2.5, upon receipt of the appropriate amount of proceeds from such disposition, if any, the Collateral Trustee shall at the request of the Company execute a partial release of the Liens granted under the Security Documents and such instruments, including UCC-3 amendments or termination statements, as are necessary to partially release or terminate any documents constituting public notice of the Security Documents and the Liens granted thereunder and shall assign and transfer, or cause to be assigned and transferred, and shall deliver, or cause to be delivered, to the applicable Debtors, all property thereof then held by the Collateral Trustee in which the Lien of the Collateral Trustee has been released.

                           (b) Upon Collateral Trustee's receipt of the portion
                  of the gross proceeds from a disposition, if any, that are required to be delivered to the Collateral Trustee pursuant to the terms of the Facilities and as specified in the Release Notice, Collateral Trustee shall hold such proceeds as Collateral under this Agreement until Company delivers to Collateral Trustee a division of proceeds certificate (a "Division Certificate"). Concurrently with delivery of any Division Certificate to the Collateral Trustee, the Company shall deliver copies of such Division Certificate to the Agent (as such term is defined in the Principal Bank Facility) for the Banks that are party to the Principal Bank Facility and to the Agent (as such term is defined in the Principal L/C Facility) for the Banks that are party to the Principal L/C Facility. The Division Certificate shall be prepared based on the terms of Section 2.04(c) of the Principal Bank Facility and Section 2.3 (b) of the Principal L/C Facility. Upon receipt of such a Division Certificate the Collateral Trustee shall as soon as practicable disburse the proceeds, if any, it has received consistent with the terms of the Division Certificate. If Collateral Trustee obtains any proceeds resulting from the sale of Collateral that are not required to be delivered pursuant to the terms of Section 2.04(c) of the Principal Bank Facility or Section 2.3 (b) of the Principal L/C Facility to a holder of Secured Obligations or another creditor of the Company or its Subsidiaries then the Collateral Trustee shall as soon as practicable deliver such proceeds to the Company free and clear of any Liens."

         (f) The following Section 2.10 is hereby added to the Collateral Trust
         Agreement:

                           "2.10 Releases in Connection with Permitted
                  Dispositions. Section 5.2(e) of the Principal L/C Facility and
                  Section 5.02(l) of the Principal Bank Facility provide that certain dispositions will be permitted and that any Guarantor (as defined therein) that is the owner of the assets subject to the disposition permitted pursuant to Section 5.2(e) of the Principal L/C Facility and Section 5.02(l) of the Principal Bank Facility and whose Equity Interests (as defined therein) are being conveyed in connection with such disposition (as well as the owners' of such Equity Interests, to the extent of such permitted distribution) shall be automatically released as a party to this Agreement and to the other Security Documents. The Debtors and the Collateral Trustee hereby acknowledge and agree to the automatic release described above and the Collateral Trustee agrees to and is hereby authorized to execute documents and notices evidencing such releases; provided, however, Collateral Trustee shall not be required to execute any documents or notices in connection with any automatic release unless Collateral Trustee has received satisfactory certifications and documentation that the conditions specified in Section 5.2(e) of the Principal L/C Facility and Section 5.02(l) of the Principal Bank Facility for obtaining an automatic release, if any, have been satisfied."

         (g) The following Section 2.11 is hereby added to the Collateral Trust
         Agreement:

                           "2.11 Execution of Non-Disturbance and Attornment
                  Agreement. Collateral Trustee agrees to and is hereby authorized to execute a non-disturbance and attornment agreement in accordance with the provisions of Section 5.2(e) of the Principal L/C Facility and Section 5.02(l) of the Principal Bank Facility which agreement shall be substantially in the form attached to such Principal L/C Facility and referenced in such Section 5.2(e) and such Section 5.02(l)."

         (h) The following Section 6.9 is hereby added to the Collateral Trust
         Agreement:

                  "Section 6.9 Joinder. Pursuant to the terms of the Master Debt Agreements certain Persons (hereafter referred to as the "Joining Subsidiaries") may desire to or be required to join this Agreement as Debtors. In connection with any such joinder the Joining Subsidiary shall cause to be executed and delivered (a) a joinder agreement substantially in the form of the joinder agreement attached hereto as Schedule II and (b) authorization documentation, corporate documentation, perfection documentation and opinion letters reasonably satisfactory to the Collateral Trustee reflecting the status of such Joining Subsidiary and the enforceability of such agreements with respect to such Joining Subsidiary; provided, however, that the Collateral Trustee shall have no obligations with respect to the additional Collateral that results from the addition of a Joining Subsidiary as a Debtor pursuant to this Agreement prior to the delivery of such additional Collateral, and Collateral Trustee shall have no duty to solicit the delivery of any Collateral from any Debtor."

         (i) A new Schedule II to the Collateral Trust Agreement is hereby added which is the document attached as Schedule II hereto.

2. Acknowledgement. Williams Energy Marketing & Trading Company hereby acknowledges that it is a Debtor and original signatory to the Collateral Trust Agreement effective as of July 31, 2002.

3. Conditions to Effectiveness. This Amendment shall be deemed effective (the "Effective Date") upon the satisfaction of the conditions precedent as set out in Section 3.1 of that certain Amended and Restated Credit Agreement dated as of October 31, 2002, among Company and the Financial Institutions named therein, without giving effect to the terms of Section 3.3; provided, however, that the Collateral Trustee shall have no obligations with respect to the additional Collateral that results from the addition of Debtors as parties to the Collateral Trust Agreement pursuant to this Amendment prior to the delivery of such additional Collateral, and the Collateral Trustee shall have no duty to solicit the delivery of any Collateral from any Debtor. Notwithstanding anything to the contrary herein, any provision or portion of a provision in this Amendment that is or is determined to be a release of Collateral shall not be effective to release such Collateral until the Collateral Trustee has received satisfactory documentation that such release of Collateral is permitted by or has been properly approved in accordance with the terms of the Collateral Trust Agreement.

4. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

5. Reference to and Effect on the Collateral Trust Agreement. The amendments set forth herein are limited precisely as written and shall not be deemed to be a consent or waiver to, or modification of any other term or condition in the Collateral Trust Agreement or any of the documents referred to therein. Except as expressly amended and consented hereby, the terms and conditions of the Collateral Trust Agreement shall continue in full force and effect, and as amended hereby, the Collateral Trust Agreement is ratified and confirmed in all respects. On and after the Effective Date, the Collateral Trust Agreement shall be deemed to mean the Collateral Trust Agreement as amended hereby.

6. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Schedule II:  Form of Joinder Agreement

Houston/1474925

         IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Amendment to be signed in their respective names.


                                   The Williams Companies, Inc.,
                                   as Debtor

                                   By:    /s/ James G. Ivey
                                      ------------------------------------------
                                   Name:  James G. Ivey
                                   Title: Treasurer


                                   AGENT:

                                   CITICORP USA, INC., as Agent

                                   By     /s/ Todd J. Mogil
                                      ------------------------------------------
                                   Name:  Todd J. Mogil
                                   Title: Vice President



                                   BANKS AND ISSUING BANKS:

                                   CITIBANK N.A., as Issuing Bank


                                   By     /s/ Todd J. Mogil
                                      ------------------------------------------
                                   Name:  Todd J. Mogil
                                   Title: Attorney-in-Fact


                                   CITIBANK N.A., as Collateral Trustee


                                   By     /s/ Camille Tomao
                                      ------------------------------------------
                                   Name:  Camille Tomao
                                   Title: Vice President



                                   CITICORP USA, INC.



                                   By     /s/ Todd J. Mogil
                                      ------------------------------------------
                                   Name:  Todd J. Mogil
                                   Title: Vice President




                                   BANKS:

                                   CITICORP USA, INC.



                                   By     /s/ Todd J. Mogil
                                      ------------------------------------------
                                   Name:  Todd J. Mogil
                                   Title: Vice President

                                   THE BANK OF NOVA SCOTIA, as Canadian
                                   Issuing Bank and Bank


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:



                                   BANK OF AMERICA, N.A., as Issuing
                                   Bank and Bank

                                   By     /s/ Claire Liu
                                      ------------------------------------------
                                   Name:  Claire Liu
                                   Title: Managing Director


                                   JP MORGAN CHASE BANK


                                   By:    /s/ Robert W. Traband
                                      ------------------------------------------
                                   Name:  Robert W. Traband
                                   Title: Vice President



                                   TORONTO DOMINION (TEXAS), INC.


                                   By:     /s/ Jill Hall
                                      ------------------------------------------
                                   Name:   Jill Hall
                                   Title:  Vice President


                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:     /s/ Olivier Audemard
                                      ------------------------------------------
                                   Name:   Olivier Audemard
                                   Title:  Senior Vice President

                                   MERRILL LYNCH CAPITAL CORP.


                                   By:     /s/ Carol  J. E. Feeley
                                      ------------------------------------------
                                   Name:   Carol J. E. Feeley
                                   Title:  Vice President



                                   LEHMAN COMMERCIAL PAPER INC.


                                   By:     /s/ Francis Chang
                                      ------------------------------------------
                                   Name:   Francis Chang
                                   Title:  Authorized Signatory



                                   CO-SYNDICATION AGENTS:

                                   JPMORGAN CHASE BANK
                                   (formerly known as
                                   THE CHASE MANHATTAN BANK),
                                   As Co-Syndication Agent


                                   By      /s/ Robert W. Traband
                                         ---------------------------------------
                                   Name:   Robert W. Traband
                                   Title:  Vice President






                                   COMMERZBANK AG,
                                   as Co-Syndication Agent

                                   By      /s/ Harry Yergey
                                        ----------------------------------------
                                   Name:   Harry Yergey
                                   Title:  Senior Vice President and Manager

                                   By      /s/ Brian Campbell
                                        ----------------------------------------
                                   Name:   Brian Campbell
                                   Title:  Senior Vice President


                                   DOCUMENTATION AGENT:

                                   CREDIT LYONNAIS NEW YORK BRANCH
                                   as Documentation Agent

                                   By:     /s/ Olivier Audemard
                                          --------------------------------------
                                   Name:   Olivier Audemard
                                   Title:  Senior Vice President

                                   THE BANK OF NOVA SCOTIA


                                   By:     /s/ N. Bell
                                        ----------------------------------------
                                   Name:   N. Bell
                                   Title:  Senior Manager


                                   BANK OF AMERICA, N.A.


                                   By      /s/ Claire M. Liu
                                          --------------------------------------
                                   Name:   Claire M. Liu
                                   Title:  Managing Director



                                   BANK ONE, N.A. (MAIN OFFICE - CHICAGO)


                                   By      /s/ Jeanie C. Gonzalez
                                        ----------------------------------------
                                   Name:   Jeanie C. Gonzalez
                                   Title:  Director



                                   JPMORGAN CHASE BANK
                                   (formerly known as
                                   THE CHASE MANHATTAN BANK),


                                   By      /s/ Robert W. Traband
                                         ---------------------------------------
                                   Name:   Robert W. Traband
                                   Title:  Vice President



                                   COMMERZBANK AG
                                   NEW YORK AND GRAND CAYMAN BRANCHES

                                   By      /s/ Brian Campbell                 l
                                        ----------------------------------------
                                   Name:   Brian Campbell
                                   Title:  Senior Vice President


                                   By      /s/ W. David Suttles
                                        ----------------------------------------
                                   Name:   W. David Suttles
                                   Title:  Vice President

                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:     /s/ Olivier Audemard
                                          --------------------------------------
                                   Name:   Olivier Audemard
                                   Title:  Senior Vice President


                                   NATIONAL WESTMINSTER PLC



                                   By:     /s/ Charles Greer
                                       -----------------------------------------
                                   Name:   Charles Greer
                                   Title:  Senior Vice President



                                   ABN AMRO BANK, N.V.


                                   By:     /s/ Frank R. Russo, Jr.
                                        ----------------------------------------
                                   Name:   Frank R. Russo, Jr.
                                   Title:  Group Vice President

                                   By:     /s/ Jeffrey G. White
                                        ----------------------------------------
                                   Name:   Jeffrey G. White
                                   Title:  Vice President



                                   BANK OF MONTREAL


                                   By:     /s/ Mary Lee Latta
                                        ----------------------------------------
                                   Name:   Mary Lee Latta
                                   Title:  Director




                                   THE BANK OF NEW YORK


                                   By:     /s/ Raymond J. Palmer
                                        ----------------------------------------
                                   Name:   Raymond J. Palmer
                                   Title:  Vice President

                                   BARCLAYS BANK PLC


                                   By:     /s/ Nicholas A. Bell
                                         ---------------------------------------
                                   Name:   Nicholas A. Bell
                                   Title:  Director



                                   CIBC INC.


                                   By:     /s/ George Knight
                                        ----------------------------------------
                                   Name:   George Knight
                                   Title:  Managing Director



                                   CREDIT SUISSE FIRST BOSTON


                                   By:     /s/ James P. Moran
                                         ---------------------------------------
                                   Name:   James P. Moran
                                   Title:  Director

                                   By:     /s/ Ian W. Nalitt
                                        ----------------------------------------
                                   Name:   Ian W. Nalitt
                                   Title:  Associate



                                   ROYAL BANK OF CANADA


                                   By:     /s/ Peter Barnes
                                     -------------------------------------------
                                   Name:   Peter Barnes
                                   Title:  Senior Manager



                                   THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                   HOUSTON AGENCY


                                   By      /s/ Kelton Glassock
                                       -----------------------------------------
                                   Name:   Kelton Glassock
                                   Title:  Vice President and Manager


                                   By      /s/ Jay Fort
                                       -----------------------------------------
                                   Name:   Jay Fort
                                   Title:  Vice President

                                   FLEET NATIONAL BANK
                                   f/k/a Bank Boston, N.A.


                                   By      /s/ Matthew W. Speh
                                       -----------------------------------------
                                   Name:   Matthew W. Speh
                                   Title:  Authorized Officer


                                   SOCIETE GENERALE, SOUTHWEST AGENCY


                                   By      /s/ J. Douglas McMurrey, Jr.
                                       -----------------------------------------
                                   Name:   J. Douglas McMurrey, Jr.
                                   Title:  Managing Director


                                   TORONTO DOMINION (TEXAS), INC.


                                   By:     /s/ Jill Hall
                                           -------------------------------------
                                   Name:   Jill Hall
                                   Title:  Vice President


                                   UBS AG, STAMFORD BRANCH


                                   By:     /s/ Kelly Smith
                                       -----------------------------------------
                                   Name:   Kelly Smith
                                   Title:  Director Recovery Management


                                   By:     /s/ Robert Reuter
                                       -----------------------------------------
                                   Name:   Kelly Smith
                                   Title:  Executive Director


                                   WELLS FARGO BANK TEXAS, N.A.


                                   By      /s/ J. Alan Alexander
                                        ----------------------------------------
                                   Name:   J. Alan Alexander
                                   Title:  Vice President

                      WESTLB AG, NEW YORK BRANCH


                      By       /s/ Salvatore Battinelli and Duncan M. Robertson
                               -------------------------------------------------
                      Name:    Salvatore Battinelli and Duncan M. Robertson
                      Title:   Managing Director
                               Director Credit Department

                      CREDIT AGRICOLE INDOSUEZ


                      By:      /s/ Larry Materi
                        --------------------------------------------------------
                      Name:    Larry Materi
                      Title:   Vice President

                      By:      /s/ Paul A. Dytrych
                        --------------------------------------------------------
                      Name:    Paul A. Dytrych
                      Title:   Vice President


                      SUNTRUST BANK


                      By:      /s/ Steven J. Newby
                         -------------------------------------------------------
                      Name:    Steven J. Newby
                      tle:     Director


                      ARAB BANKING CORPORATION (B.S.C.)


                      By:      /s/ Robert J. Ivosevich
                        --------------------------------------------------------
                      Name:    Robert J. Ivosevich
                      Title:   Deputy General Manager

                      By:      /s/ Barbara C. Sanderson
                        --------------------------------------------------------
                      Name:    Barbara C. Sanderson
                      Title:   VP Head of Credit

                      BANK OF CHINA, NEW YORK BRANCH


                      By:
                      Name:
                      Title:

                                   BANK OF OKLAHOMA, N.A.


                                   By:
                                   Name:
                                   Title:

                                   BNP PARIBAS, HOUSTON AGENCY


                                   By:      /s/ Larry Robinson
                                     -------------------------------------------
                                   Name:    Larry Robinson
                                   Title:   Vice President

                                   By:      /s/ Mark A. Cox
                                     -------------------------------------------
                                   Name:    Mark A. Cox
                                   Title:   Director


                                   DZ BANK AG DEUTSCHE
                                   ZENTRALGENOSSENSCHAFTSBANK, NEW YORK BRANCH


                                   By:      /s/ Mark Connelly
                                     -------------------------------------------
                                   Name:    Mark Connelly
                                   Title:   Senior V.P.

                                   By:      /s/ Richard W. Wilbert
                                     -------------------------------------------
                                   Name:    Richard W. Wilbert
                                   Title:   Vice President


                                   KBC BANK N.V.


                                   By:      /s/ Michael V. Curran
                                      ------------------------------------------
                                   Name:    Michael V. Curran
                                   Title:   First Vice President

                                   By:      /s/ Diane M. Grimmig
                                      ------------------------------------------
                                   Name:    Diane M. Grimmig
                                   Title:   First Vice President

                                   WACHOVIA BANK, N.A.


                                   By:      /s/ David E. Humphreys
                                      ------------------------------------------
                                   Name:    David E. Humphreys
                                   Title:   Vice President

                                   MUZUHO CORPORATE BANK, LTD


                                   By:
                                   Name:
                                   Title:


                                   SUMITOMO MITSUI BANKING CORPORATION


                                   By       /s/ Leo E. Pagarigan
                                       -----------------------------------------
                                   Name:    Leo E. Pagarigan
                                   Title:   Senior Vice President



                                   COMMERCE BANK, N.A.


                                   By:      /s/ Dennis R. Block
                                       -----------------------------------------
                                   Name:    Dennis R. Block
                                   Title:   Senior Vice President



                                   ROYAL BANK OF SCOTLAND


                                   By:
                                   Name:
                                   Title:

                                   RZB FINANCE, LLC


                                   By:
                                            ------------------------------------
                                   Name:
                                   Title:

                                   WORTHINGTON GENERATION, L.L.C.



                                   By:      /s/ William E. Hobbs
                                           -------------------------------------
                                   Name:    William E. Hobbs
                                   Title:   President



                                   WILLIAMS REFINING & MARKETING, L.L.C.



                                   By:      /s/ James G. Ivey
                                            ------------------------------------
                                   Name:    James G. Ivey
                                   Title:   Assistant Treasurer



                                   WILLIAMS PETROLEUM SERVICES, LLC



                                   By:      /s/ Ralph A. Hill
                                           -------------------------------------
                                   Name:    Ralph A. Hill
                                   Title:   Senior Vice President


                                   WILLIAMS PETROLEUM PIPELINE SYSTEMS, INC.



                                   By:      /s/ Ralph A. Hill
                                            ------------------------------------
                                   Name:    Ralph A. Hill
                                   Title:   Senior Vice President


                                   WILLIAMS MID-SOUTH PIPELINES, LLC



                                   By:      /s/ James G. Ivey
                                            ------------------------------------
                                   Name:    James G. Ivey
                                   Title:   Assistant Treasurer

                                   WILLIAMS GENERATION COMPANY-HAZLETON



                                   By:      /s/ Ralph A. Hill
                                            ------------------------------------
                                   Name:    Ralph A. Hill
                                   Title:   Vice President


                                   WILLIAMS OLEFINS, L.L.C.



                                   By:      /s/ James G. Ivey
                                            ------------------------------------
                                   Name:    James G. Ivey
                                   Title:   Assistant Treasurer



                                   WILLIAMS OLEFINS FEEDSTOCK PIPELINES, L.L.C.



                                   By:      /s/ James G. Ivey
                                            ------------------------------------
                                   Name:    James G. Ivey
                                   Title:   Assistant Treasurer


                                   WILLIAMS NATURAL GAS LIQUIDS, INC.



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President



                                   WILLIAMS MIDSTREAM NATURAL GAS LIQUIDS, INC.



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President

                                   WILLIAMS MERCHANT SERVICES COMPANY, INC.



                                   By:      /s/ William E. Hobbs
                                            ------------------------------------
                                   Name:    William E. Hobbs
                                   Title:   President



                                   WILLIAMS MEMPHIS TERMINAL, INC.



                                   By:      /s/ James G. Ivey
                                            ------------------------------------
                                   Name:    James G. Ivey
                                   Title:   Assistant Treasurer



                                   WILLIAMS GULF COAST GATHERING COMPANY, LLC



                                   By:      /s/ James G. Ivey
                                            ------------------------------------
                                   Name:    James G. Ivey
                                   Title:   Assistant Treasurer



                                   WILLIAMS GP, LLC



                                   By:     /s/ Don R. Wellendorf
                                           -------------------------------------
                                   Name:   Don R. Wellendorf
                                   Title:  President and Chief Executive Officer


                                   WILLIAMS GENERATING MEMPHIS, LLC



                                   By:      /s/ James G. Ivey
                                            ------------------------------------
                                   Name:    James G. Ivey
                                   Title:   Assistant Treasurer

                                   WILLIAMS GAS PROCESSING - WAMSUTTER COMPANY.



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President



                                   WILLIAMS GAS PROCESSING COMPANY



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President


                                   WILLIAMS GAS PROCESSING - MID-CONTINENT
                                   REGION COMPANY



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President



                                   WILLIAMS FIELD SERVICES GROUP, INC.



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President

                                   WILLIAMS FIELD SERVICES COMPANY



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President

                                   WILLIAMS FIELD SERVICES - MATAGORDA OFFSHORE
                                   COMPANY, LLC



                                   By:      /s/ James G. Ivey
                                            ------------------------------------
                                   Name:    James G. Ivey
                                   Title:   Assistant Treasurer



                                   WILLIAMS EXPRESS, INC. (DE)



                                   By:      /s/ Ralph A. Hill
                                            ------------------------------------
                                   Name:    Ralph A. Hill
                                   Title:   Chief Executive Officer


                                   WILLIAMS EXPRESS INC. (AK)



                                   By:      /s/ Ralph A. Hill
                                            ------------------------------------
                                   Name:    Ralph A. Hill
                                   Title:   Chief Executive Officer


                                   WILLIAMS ETHANOL SERVICES, INC.



                                   By:      /s/ Paul W. Nelson
                                            ------------------------------------
                                   Name:    Paul W. Nelson
                                   Title:   Treasurer


                                   WILLIAMS ENERGY SERVICES, LLC



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President

                                   WILLIAMS ENERGY MARKETING & TRADING COMPANY



                                   By:      /s/ William E. Hobbs
                                            ------------------------------------
                                   Name:    William E. Hobbs
                                   Title:   President



                                   WILLIAMS BIO-ENERGY, L.L.C.



                                   By:      /s/ James G. Ivey
                                            ------------------------------------
                                   Name:    James G. Ivey
                                   Title:   Assistant Treasurer



                                   WILLIAMS ALASKA PIPELINE COMPANY, L.L.C.



                                   By:      /s/ Ralph A. Hill
                                            ------------------------------------
                                   Name:    Ralph A. Hill
                                   Title:   Senior Vice President



                                   WILLIAMS ALASKA PETROLEUM, INC.



                                   By:      /s/ Ralph A. Hill
                                            ------------------------------------
                                   Name:    Ralph A. Hill
                                   Title:   Chief Executive Officer



                                   WILLIAMS ALASKA AIR CARGO PROPERTIES, L.L.C.



                                   By:      /s/ Ralph A. Hill
                                            ------------------------------------
                                   Name:    Ralph A. Hill
                                   Title:   Chief Executive Officer

                                   WFS-OFFSHORE GATHERING COMPANY



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President


                                   WFS-NGL PIPELINE COMPANY, INC.



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President


                                   WFS-LIQUIDS COMPANY



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President


                                   WFS GATHERING COMPANY, L.L.C.



                                   By:      /s/ James G. Ivey
                                            ------------------------------------
                                   Name:    James G. Ivey
                                   Title:   Assistant Treasurer


                                   WFS ENTERPRISES, INC.



                                   By:      /s/ Mary Jane Bittick
                                            ------------------------------------
                                   Name:    Mary Jane Bittick
                                   Title:   Treasurer

                                   WFS - PIPELINE COMPANY



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President




                                   WFS - OCS GATHERING CO.



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President


                                   NORTH PADRE ISLAND SPINDOWN, INC.



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President


                                   MEMPHIS GENERATION, L.L.C.



                                   By:      /s/ William E. Hobbs
                                            ------------------------------------
                                   Name:    William E. Hobbs
                                   Title:   President


                                   MAPL INVESTMENTS, INC.



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President

                                   MAPCO INC.



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President


                                   LONGHORN ENTERPRISES OF TEXAS, INC.



                                   By:      /s/ Ralph A. Hill
                                            ------------------------------------
                                   Name:    Ralph A. Hill
                                   Title:   Senior Vice President


                                   JUAREZ PIPELINE COMPANY



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President



                                   HI-BOL PIPELINE COMPANY



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President


                                   GOEBEL GATHERING COMPANY, L.L.C.



                                   By:      /s/ James G. Ivey
                                            ------------------------------------
                                   Name:    James G. Ivey
                                   Title:   Assistant Treasurer

                                   GAS SUPPLY, L.L.C.



                                   By:      /s/ Ralph A. Hill
                                            ------------------------------------
                                   Name:    Ralph A. Hill
                                   Title:   Senior Vice President



                                   BLACK MARLIN PIPELINE COMPANY



                                   By:      /s/ Alan S. Armstrong
                                            ------------------------------------
                                   Name:    Alan S. Armstrong
                                   Title:   Senior Vice President

                                   SCHEDULE II
                                       TO
                           COLLATERAL TRUST AGREEMENT

                            FORM OF JOINDER AGREEMENT

                                JOINDER AGREEMENT
                          (name of joining subsidiary)

                               [_________, _____]

         [Joining Subsidiary], a [_________ corporation] (the "Subsidiary"), hereby agrees with (a) CITIBANK, N.A., as collateral trustee for the benefit of the holders of the Secured Obligations, (b) THE WILLIAMS COMPANIES, INC., a Delaware corporation (the "Company") and (c) the other parties to the Security Documents (as defined below), as follows:

         All capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Amended and Restated Credit Agreement, dated as of October 31, 2002, by and among The Williams Companies, Inc., the various lenders as are or may become parties thereto; the Issuing Banks, and Citicorp USA, Inc., as Agent and Collateral Agent (as further amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement").

         In accordance with the terms of the [Security Agreement, Pledge Agreement and Collateral Trust Agreement] (collectively, the "Security Documents"), the Subsidiary hereby (a) [joins the Security Agreement as a party thereto and assumes all the obligations of a Grantor (as defined in the Security Agreement) under the Security Agreement], (b) [joins the Pledge Agreement as a party thereto and assumes all the obligations of a Pledgor (as defined in the Pledge Agreement) under the Pledge Agreement], (c) [joins the Collateral Trust Agreement as a party thereto and assumes all the obligations of a Debtor (as defined in the Collateral Trust Agreement) under the Collateral Trust Agreement], (d) agrees to be bound by the provisions of the Security Documents as if the Subsidiary had been an original party to the Security Documents, and
(e) confirms that, after joining the Security Documents as set forth above, the representations and warranties set forth in each of the Credit Documents with respect to the Subsidiary are true and correct in all material respects as of the date of this Joinder Agreement.

         For purposes of notices under the Security Documents, the notice address for the Subsidiary may be given to the Subsidiary by providing notice addressed to [Subsidiary's Name] c/o The Williams Companies, Inc., in any manner that notice is permitted to be given to the Company pursuant to the terms of the Credit Agreement.

         [Schedule I and Schedule II to the Security Agreement are hereby supplemented with the information set forth on Exhibit I to this Joinder Agreement.]

         [Schedule I and Schedule II to the Pledge Agreement are hereby supplemented with the information regarding the Subsidiary set forth on Exhibit II to this Joinder Agreement.]

         THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         IN WITNESS WHEREOF this Joinder Agreement is executed and delivered as of the ___ day of ____________, _____.

                                     [Joining Subsidiary]



                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------